AMENDMENT NO. 3 TO INVESTOR REGISTRATION RIGHTS AGREEMENT

      THIS AMENDMENT NO. 3 (the "Amendment") is made and entered into effective as of August 15, 2006, to that certain Investor Registration Rights Agreement (the "Agreement") dated February 1, 2006 by and among GULF COAST OIL & GAS, INC., a Nevada corporation (the "Company"), DAVID GONZALEZ, ESQ. (the "Escrow Agent") and CORNELL CAPITAL PARTNERS, LP, CERTAIN WEALTH, LTD., and TAIB BANK, B.S.C. (c) (collectively, the "Investors").

                                    Recitals:

      WHEREAS, the Company (the "Obligor") and the Investors entered into a Securities Purchase Agreement ("Securities Purchase Agreement") dated February 1, 2006, pursuant to which the Obligor issued and sold to the Holder secured convertible debentures (the "Debentures") in the principal sum of Two Million Dollars ($2,000,000) and issued to Cornell Capital five-year warrants to purchase 30,000,000 shares of common stock at the following exercise prices:
7,500,000 at $0.02 per share, 7,500,000 at $0.03 per share, 5,000,000 at $0.04 per share, 5,000,000 at $0.05 per share, and 5,000,000 at $0.06 per share (the "Warrants"); and

      WHEREAS, in connection with the issuance of the Debentures, the Company and the Investors entered into an Investor Registration Rights Agreement dated February 1, 2006, as amended by Amendment No. 1 dated March 15, 2006, and Amendment No. 2 dated March 31, 2006 ("Registration Rights Agreement"), pursuant to which the Obligor agreed to it would file a Registration Statement ("Registration Statement") with the United States Securities and Exchange Commission ("SEC") on or before April 7, 2006, and use its best efforts to have the Registration Statement declared effective by the SEC not later than June 2, 2006; and

      WHEREAS, the Company filed the Registration Statement on April 7, 2006 but the Registration Statement has not been declared effective by the SEC as of the date hereof; and .

      WHEREAS, the parties hereto desire to amend the Agreement further to extend certain deadlines contained therein; and

      WHEREAS, all terms in the Agreement, except as modified herein, and the terms contained in the Transaction Documents, shall remain in full force and effect.

      NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. The foregoing recitals are hereby incorporated herein by reference and acknowledged as true and correct by the parties hereto.

      2. Sections 2(a) and (b) of the Agreement are hereby amended and restated in their entirety to read as follows:

                  "(a) Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later than April 7, 2006 (the "Scheduled Filing Deadline"), with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act (the "Initial Registration Statement") for the resale by the Investors of the Registrable Securities, which includes at least 514,403,329 shares of Common Stock to be issued upon conversion of the Convertible Debentures and 30,000,000 shares of Common Stock to be issued upon exercise of the Warrants of even date herewith. The Company shall cause the Registration Statement to remain effective until the earlier of (i) all of the Registrable Securities have been sold or (ii) the date the Registrable Securities become eligible for sale without restriction under
            Section 144 (k) promulgated under the Securities Act of 1933, as amended. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors for their review and comment. The Investors shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company."

                  "(b) Effectiveness of the Initial Registration Statement. The
            Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than September 15, 2006 (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Initial Registration Statement is not filed by the Scheduled Filing Deadline or declared effective by the SEC by the Scheduled Effective Deadline."

                     [SIGNATURE PAGES TO IMMEDIATELY FOLLOW]

      IN WITNESS WHEREOF, the parties have signed and delivered this Amendment Agreement on the date first set forth above.

GULF COAST OIL & GAS, INC.                CORNELL CAPITAL PARTNERS, LP


By:    /s/ Rahim Rayani                   By: Yorkville Advisors, LLC
Name:  Rahim Rayani                       Its: General Partner
Title: President & CEO

                                          By:    /s/ Mark A. Angelo
                                          Name:  Mark A. Angelo
                                          Title: Portfolio Manager


                                          CERTAIN WEALTH, LTD.


                                          By:    /s/ Larry Chaleff
                                          Name:  Larry Chaleff


                                          TAIB BANK, B.S.C. (c)


                                          By:    /s/ Larry Chaleff
                                          Name:  Larry Chaleff